EXHIBIT 10.20

                       PROMISSORY NOTE PURCHASE AGREEMENT

TURBOWORX, INC.
3 Enterprise Drive, Suite 401
Shelton, CT 06484

The undersigned (the "INVESTOR"), hereby confirms its agreement with you as follows:

1. This Promissory Note Purchase Agreement (the "AGREEMENT") is made as of the date set forth below between TurboWorx, Inc., an Delaware company (the "COMPANY"), and the Investor.

2. The Company has authorized the sale and issuance of a maximum of up to $600,000 of 17% Promissory Notes (the "NOTES") of the Company to certain investors in a private placement (the "OFFERING").

3. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, and (b) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. ("NASD") member. Exceptions:

               (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

4. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "ACCREDITED INVESTOR" as defined in Regulation D under the Securities Act of 1933, as amended, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Notes; (ii) the Investor understands that the Notes are "RESTRICTED SECURITIES" and the offer and sale thereof have not been registered under the Securities Act and is acquiring the Notes in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Notes and has no arrangement or understanding with any other persons regarding the distribution of such Notes; and (iii) the Investor has read and understand the Risk Factors attached hereto as EXHIBIT A.

5. The Investor represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

6. The Investor represents that the Investor was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.


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7.       The Company will pay Casimir  Capital L.P.  (the  "Placement  Agent") a cash fee equal to 8% of principal amount of the Notes sold in the Offering.

                           [SIGNATURE PAGE TO FOLLOW]







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Please confirm that the foregoing  correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                   DATED AS OF:  August [  ], 2005

                                   [NAME OF INVESTOR]

                                   "INVESTOR"

                                   By:
                                      ------------------------------------------

                                   Print Name:
                                              ----------------------------------

                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                   ---------------------------------------------


AGREED AND ACCEPTED:

TURBOWORX, INC.

By:
   --------------------------------
Name:
Title: